UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 1a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
Cymer, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/22/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report to Stockholders / Annual Report on Form 10-K / Notice and Proxy Statement / Form of Proxy

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CYMER, INC.
Vote by Internet
CYMER, INC. 17075 THORNMINT COURT SAN DIEGO, CA 92127	To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for stockholders as of 3/24/08
is to be held on 5/22/08 at 10:00 a.m. PDT
at: Cymer, Inc.
    17075 Thornmint Court
    San Diego, CA 92127

FROM SAN DIEGO AIRPORT TO I-15 HEADING NORTH:

  1.
  Allow 30 to 45 minutes.
  2.
  Leave airport and follow "Downtown" signs on Harbor Drive.
  3.
  At Grape Street, turn left (small sign will read "TO I-5").
  4.
  From Grape Street, exit right at "I-5 South" ramp.
  5.
  Stay in right lane for approximately 1/2 mile and exit right at "Hwy. 163 North/Escondido" exit.
  6.
  Continue North for approximately 20 miles (Hwy. 163 north eventually becomes I-15 North).
  Continue to Cymer by choosing directions B below.

FROM LOS ANGELES AIRPORT TO I-15 HEADING SOUTH:

  1.
  Allow up to three hours. (In the best of traffic, the trip takes 1 1/2 to 2 hours.)
  2.
  Take 405 Freeway to I-5 South from Los Angeles towards Oceanside.
  3.
  Take Hwy. 78 East towards Escondido.
  4.
  Hwy. 78 will have a right lane exit to I-15 South.
  5.
  Continue to Cymer by choosing directions A below.

  A.
  HEADING SOUTH ON I-15:
  17075 Thornmint Court, San Diego, CA 92127

  1.
  Take the Rancho Bernardo Road exit.
  2.
  Go West onto Rancho Bernardo Road for approximately one mile.
  3.
  Turn left at Camino San Bernardo.
  4.
  Turn left onto Thornmint Road.
  5.
  Take the next left to Thornmint Court.
  6.
  Our headquarters is located at the end of the cul-de-sac on the right.

  B.
  HEADING NORTH ON I-15:
  17075 Thornmint Court, San Diego, CA 92127

  1.
  Take the Camino Del Norte exit
  2.
  Turn left onto Camino Del Norte.
  3.
  Turn right onto Camino San Bernardo.
  4.
  Turn right onto Thornmint Road.
  5.
  Turn left onto Thornmint Court.
  6.
  Our headquarters is located at the end of the cul-de-sac on the right.

For a map please go to http://www.cymer.com/about/locations_maps.htm

Voting items
The Board of Directors recommends a vote FOR all nominees.

1.	Election of eight directors to serve until the 2009 Annual Meeting of Stockholders Nominees:
	01)	Charles J. Abbe	05)	William G. Oldham
	02)	Robert P. Akins	06)	Peter J. Simone
	03)	Edward H. Braun	07)	Young K. Sohn
	04)	Michael R. Gaulke	08)	Jon D. Tompkins

The Board of Directors recommends a vote FOR Proposal 2.

2.
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

3.
Transacting such other business as may properly come before the meeting.